UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2005

TransDigm Inc.	TransDigm Holding Company
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

333-108340	333-108340-06
(Commission File Number)	(Commission File Number)

34-1750032	13-3733378
(IRS Employer Identification No.)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code (216) 706-2939

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, (i) in January 2005, TransDigm Inc. (“TransDigm”) acquired all of the issued and outstanding shares of capital stock of Fluid Regulators Corporation (“Fluid”) and (ii) in December 2004, Skurka Aerospace Inc. (“Skurka”), a wholly-owned subsidiary of TransDigm, acquired substantially all of the assets of Skurka Engineering Company. On May 24, 2005, and in accordance with the terms of that certain Indenture, dated as of July 22, 2003, among TransDigm, The Bank of New York, as trustee (the “Trustee”), and the other parties named therein (as supplemented from time to time, the “Indenture”), TransDigm Holding Company, TransDigm, Fluid, Skurka, certain other direct and indirect subsidiaries of TransDigm and the Trustee, entered into that certain Third Supplemental Indenture to the Indenture (the “Third Supplemental Indenture”). In addition, on May 24, 2005, and in accordance with the terms of that certain Amended and Restated Credit Agreement, dated as of April 1, 2004, among TransDigm and the other parties named therein (as amended from time to time, the “Credit Agreement”), Fluid, Skurka and Credit Suisse (formerly known as Credit Suisse First Boston), as collateral agent, entered into Supplement No. 3 (“Supplement No. 3”) to the Guarantee and Collateral Agreement, dated as of July 22, 2003, among TransDigm and the other parties named therein. Pursuant to the terms of the Third Supplemental Indenture and Supplement No. 3, Fluid and Skurka agreed to, among other things, guarantee all of the indebtedness of TransDigm outstanding under the Indenture and the Credit Agreement, respectively. In addition, under the terms of Supplement No. 3, Fluid and Skurka pledged substantially all of their assets to secure their guaranteed obligations under the Credit Agreement.

Copies of the Third Supplemental Indenture and Supplement No. 3 are attached to this filing as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference, and the foregoing summary of the terms and conditions of the Third Supplemental Indenture and Supplement No. 3 is qualified in its entirety by reference to such exhibits.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	Third Supplemental Indenture, dated as of May 24, 2005, among TransDigm Holding Company, TransDigm Inc., Fluid Regulators Corporation, Skurka Aerospace Inc., the other direct and indirect subsidiaries of TransDigm Inc. named therein and The Bank of New York, as trustee.

10.2	Supplement No. 3, dated as of May 24, 2005, among Fluid Regulators Corporation, Skurka Aerospace Inc. and Credit Suisse (formerly known as Credit Suisse First Boston), as collateral agent, to the Guarantee and Collateral Agreement, dated as of July 22, 2003, among TransDigm Holding Company, TransDigm Inc., the direct and indirect subsidiaries of TransDigm Inc. named therein and Credit Suisse (formerly known as Credit Suisse First Boston), as collateral agent.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM INC.

By:	/s/ Gregory Rufus
Gregory Rufus
Chief Financial Officer

Date: May 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM HOLDING COMPANY

By:	/s/ Gregory Rufus
Gregory Rufus
Chief Financial Officer

Date: May 27, 2005

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Third Supplemental Indenture, dated as of May 24, 2005, among TransDigm Holding Company, TransDigm Inc., Fluid Regulators Corporation, Skurka Aerospace Inc., the other direct and indirect subsidiaries of TransDigm Inc. named therein and The Bank of New York, as trustee.

10.2	Supplement No. 3, dated as of May 24, 2005, among Fluid Regulators Corporation, Skurka Aerospace Inc. and Credit Suisse (formerly known as Credit Suisse First Boston), as collateral agent, to the Guarantee and Collateral Agreement, dated as of July 22, 2003, among TransDigm Holding Company, TransDigm Inc., the direct and indirect subsidiaries of TransDigm Inc. named therein and Credit Suisse (formerly known as Credit Suisse First Boston), as collateral agent.

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